Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) is made this 1st day of December, 2021, among QUEST RESOURCE HOLDING CORPORATION, a Nevada corporation (“Holdings”); QUEST RESOURCE MANAGEMENT GROUP, LLC, a Delaware limited liability company (the “Company”); each of the Affiliates of the Company that are parties hereto (together with the Company, the “Borrowers”); the Lenders party hereto and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, its successors and permitted assigns, as Administrative Agent on behalf of the Lenders (the “Administrative Agent”).

BACKGROUND

A.       On October 19, 2020, Holdings, the Borrowers, the Lenders and Administrative Agent entered into that certain Credit Agreement (as amended by that certain First Amendment to Credit Agreement, dated as of September 3, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) to reflect certain financing arrangements between the parties thereto. The Credit Agreement, as in effect immediately prior to the date hereof, and all other Loan Documents executed in connection therewith prior to the date hereof are collectively referred to as the “Existing Financing Agreements”. Capitalized terms used herein but not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement, as amended by this Amendment.

B.       Borrowers have requested that the Lenders modify certain provisions of the Credit Agreement hereafter set forth, and, subject to the terms and conditions of this Amendment, the Lenders are willing to do so.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made a part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.                   Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)                The definition of “Term B Loan Availability Period” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Term B Loan Availability Period” means the period (i) beginning on and including the day after the Closing Date and (ii) ending on and including the earlier of (A) the date the aggregate Term B Loan Commitments are reduced to zero and (B) December 15, 2021.

2.       Representations and Warranties. Each Loan Party hereby:

(a)       reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Existing Financing Agreements and represents and warrants that after giving effect to this Amendment all such representations and warranties are true and correct in all material respects on and as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such specific earlier date);

(b)       reaffirms all covenants contained in the Credit Agreement (as amended hereby) and all of the other Existing Financing Agreements and, unless the Required Lenders shall consent otherwise in writing, covenants to comply with all such covenants until Payment in Full; and

(c)       represents and warrants that:

(i)       after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Existing Financing Agreements or would result from this Amendment;

(ii)       such Loan Party has all requisite organizational power and authority to execute and deliver, and to perform all of its obligations under, this Amendment;

(iii)       the execution, delivery and performance by such Loan Party of this Amendment does not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval that has been obtained and is in full force and effect); (ii) conflict with (A) any provision of law, (B) the organizational documents or governing documents of any Loan Party, or (C) any agreement, indenture, instrument, or other document, or any judgment, order, or decree, that is binding upon any Loan Party or any of their respective properties; or (iii) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Administrative Agent created pursuant to the Collateral Documents).

(iv)       this Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to bankruptcy, insolvency, and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

3.       Conditions Precedent/Effectiveness Conditions. Notwithstanding any other provision of this Amendment, it is understood and agreed that this Amendment shall not become effective, and the Loan Parties shall have no rights under this Amendment, until the following conditions have been satisfied, in each case, in form and substance reasonably satisfactory to Administrative Agent:

(a)       Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by Holdings, each Borrower, each Lender with a Term B Loan Commitment, and Required Lenders and Administrative Agent;

(b)       all representations and warranties contained in Section 2 above shall be true and correct in all respects;

(c)       Administrative Agent shall have received such other documents, certificates or materials reasonably requested by Administrative Agent; and

(d)       all fees and reasonable and documented costs and expenses of Administrative Agent and each Lender (including, without limitation, all Attorney Costs of the Administrative Agent and Lenders) incurred in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto, in each case, for which invoices have been presented to Borrowers prior to the date hereof, shall have been paid.

4.       Further Assurances. Each Loan Party hereby agrees to take all such actions and to execute and/or deliver to Administrative Agent and Lenders all such documents, assignments, financing statements and other documents, as Administrative Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

5.       Payment of Expenses. Borrowers shall pay or reimburse, promptly following written demand, Administrative Agent and each Lender for its reasonable and documented costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto. For the avoidance of doubt, the terms of Section 15.5 of the Credit Agreement are hereby incorporated herein mutatis mutandis.

6.       Reaffirmation of Loan Documents; No Novation. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed any Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each Loan Party hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not serve to effect a novation of any of the Loans or other Obligations.

7.       No Modification. Except as expressly set forth herein, nothing contained in this Amendment shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

8.       Release of Claims. In consideration of the Lenders’ and Administrative Agent’s agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharges the Lenders and Administrative Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands (including any so-called “lender liability” claims or defenses), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Administrative Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Administrative Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

9.       Miscellaneous.

(a)       Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(b)       Modifications. No modification hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(c)       Governing Law; Loan Document. This Amendment is a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within that state, without regard to conflict-of-laws principles. This Amendment is a Loan Document and is subject to and has the benefit of all the provisions in the Credit Agreement applicable to Loan Documents.

(d)       Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile, pdf or electronic transmission shall be deemed to be an original signature hereto. Electronic records of this Amendment maintained by the Administrative Agent or the Lenders will be deemed to be originals.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

MONROE CAPITAL MANAGEMENT ADVISORS, LLC,
as Administrative Agent

By:	/s/ Alex Parmacek
Name:	Alex Parmacek
Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

MONROE CAPITAL CORPORATION,
in its capacity as a Lender

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE CAPITAL INCOME PLUS CORPORATION,
in its capacity as a Lender

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MC INCOME PLUS FINANCING SPV LLC,
in its capacity as a Lender

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC,
in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE CREDIT FUND III LP,
as Designated Manager

By:	MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

MONROE CAPITAL PRIVATE CREDIT FUND III LP,
in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP,
in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE PRIVATE CREDIT FUND A LP,
in its capacity as a Lender

By:	MONROE PRIVATE CREDIT FUND A LLC,
its general partner

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC,
in its capacity as a Lender

By:	MONROE PRIVATE CREDIT FUND A LP,
as Designated Manager

By:	MONROE PRIVATE CREDIT FUND A LLC,
its general partner

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE CAPITAL PRIVATE CREDIT FUND I LP,
in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE CREDIT FUND I LLC,
its general partner

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE CAPITAL PRIVATE CREDIT FUND VT LP,
in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE CREDIT FUND VT LLC,
its general partner

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

MONROE (NP) U.S. PRIVATE DEBT FUND LP,
in its capacity as a Lender

By:	MONROE (NP) U.S. PRIVATE DEBT FUND GP LTD.,
its general partner

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE CAPITAL FUND MARSUPIAL (LUX) FINANCING HOLDCO LP,
in its capacity as a Lender

By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC,
as Investment Manager

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE CAPITAL FUND MARSUPIAL (LUX) FINANCING SPV LP,
in its capacity as a Lender

By:	MONROE CAPITAL FUND MARSUPIAL (LUX) FINANCING GP LLC,
its General Partner

By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC,
as Designated Manager

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

MONROE CAPITAL FUND SV S.a.r.l., acting in respect of its Fund III (Unleveraged) Compartment, in its capacity as a Lender

By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC,
as Investment Manager

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV 2020 LP,
in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV GP LLC,
its General Partner

By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC,
as Manager

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO LP,
in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO GP LLC,
its General Partner

By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC,
as Manager

	By:	/s/ Alex Parmacek
	Name:	Alex Parmacek
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

QUEST RESOURCE HOLDING CORPORATION,
as Holdings

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

QUEST RESOURCE MANAGEMENT GROUP, LLC,
as a Borrower

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

QUEST SUSTAINABILITY SERVICES, INC.,
as a Borrower

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

LANDFILL DIVERSION INNOVATIONS, L.L.C.,
as a Borrower

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

YOUCHANGE, INC.,
as a Borrower

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

QUEST VERTIGENT CORPORATION,
as a Borrower

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

[Signature Page to Second Amendment to Credit Agreement]

QUEST VERTIGENT ONE, LLC,
as a Borrower

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

GLOBAL ALERTS, LLC,
as a Borrower

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

[Signature Page to Second Amendment to Credit Agreement]